SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.      )
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Psychemedics Corporation

(Name of Registrant as Specified In Its Charter)

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Psychemedics

C O R P O R A T I O N	BOSTON•LOS ANGELES•CHICAGO DALLAS•ATLANTA

April 3, 2008
Dear Stockholders:
     We cordially invite you to attend the Annual Meeting of Stockholders, which will be held at the Seaport Hotel, 200 Seaport Boulevard, Boston, MA 02210 on May 15, 2008, at 3:00 P.M.
     The notice of the Annual Meeting and the proxy statement on the following pages cover the formal business of the meeting. At the Annual Meeting, stockholders will elect directors for the forthcoming year. I will report on current operations and discuss our plans for growth. We will also have plenty of time for your questions and comments.
     I believe that the Annual Meeting provides an excellent opportunity for stockholders to become better acquainted with the Company and its directors and officers. I hope that you will be able to attend.

Sincerely,

Raymond C. Kubacki, Jr.
Chairman, Chief Executive Officer, and President

PSYCHEMEDICS CORPORATION
125 Nagog Park
Acton, Massachusetts 01720

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2008
ELECTION OF DIRECTORS
BUSINESS EXPERIENCE OF NOMINEES AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
Compensation Committee Report
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested
Payments and Benefits Upon Separation and/or Change in Control
PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS
OTHER MATTERS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 3, 2008
     The Annual Meeting of Stockholders will be held on May 15, 2008 at 3:00 P.M at the Seaport Hotel, 200 Seaport Boulevard, Boston, MA 02210, for the following purposes:
1.	To elect directors of the Company for the ensuing year and until their respective successors are chosen and qualified; and
2.	To consider and act upon matters incidental to the foregoing and to transact such other business as may properly come before the Annual Meeting.
     The Board of Directors has fixed the close of business on March 17, 2008 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders.

By order of the Board of Directors,

Edward S. Brewer, Jr.,
Secretary
     The Company’s Annual Report for 2007 containing a copy of the Company’s Form 10-K (excluding exhibits) for the year ended December 31, 2007 is enclosed herewith.
Please fill in, date, sign and mail promptly the accompanying proxy in the return envelope furnished for that purpose, whether or not you plan to attend the Annual Meeting.

PSYCHEMEDICS CORPORATION
125 Nagog Park
Acton, Massachusetts 01720
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2008
     This statement is furnished to the stockholders of PSYCHEMEDICS CORPORATION (hereinafter, the “Company”) in connection with management’s solicitation of proxies to be used at the Annual Meeting of Stockholders on May 15, 2008 and at any adjournment of that meeting. The approximate date on which this proxy statement and accompanying proxy are being sent to stockholders of the Company is April 3, 2008. Each proxy delivered pursuant to this solicitation is revocable at the option of the person executing the same by written notice delivered to the Secretary of the Company at any time before the proxy is voted. A stockholder who attends the Annual Meeting in person may revoke his or her proxy at that time and vote his or her shares if such stockholder so desires.
     Most stockholders of the Company hold their shares through a stockbroker, bank, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
     Stockholders of Record. If your shares are registered directly in your name with the Company’s transfer agent, ComputerShare, you are considered the stockholder of record of those shares and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.
     Beneficial Owner. If your shares are held in a stock brokerage account, by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker, trustee or nominee who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting. Your broker, trustee or nominee is obligated to provide you with a voting instruction card for you to use.
     The presence in person or by proxy of stockholders entitled to cast a majority of the outstanding shares, or 2,604,168 shares, shall constitute a quorum. With respect to the election of Directors, the Company will treat votes withheld as shares that are present for purposes of determining a quorum. A plurality is required to elect Directors, so the four persons receiving the greatest number of votes will be elected. Withheld votes will not affect the outcome of the election. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present for quorum purposes but not as shares entitled to vote with respect to that matter. Accordingly, broker non-votes will have no effect on such a matter.
     All shares represented by a properly executed proxy will be voted unless it is revoked and, if a choice is specified, will be voted in accordance with such specification. If no choice is specified, the proxies will be voted FOR the election of the four nominees named under “Election of Directors”, unless authority to do so is withheld with respect to one or more of the nominees. In addition, the proxy will be voted in the discretion of the proxy holders with respect to such other business as may properly come before the Annual Meeting.

     As of March 17, 2008, the Company had outstanding 5,208,335 shares of Common Stock. The Common Stock is the only type of security entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder of record thereof at the close of business on March 17, 2008 to one vote on each of the matters to be voted upon at the Annual Meeting.
ELECTION OF DIRECTORS
     At the Annual Meeting, directors are to be elected to hold office for the ensuing year and until their respective successors are chosen and qualified. The Board of Directors has fixed the size of the Board at four and has nominated four persons, all of whom are now directors of the Company, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If the enclosed proxy is duly executed and received in time for the Annual Meeting, and unless authority to do so is withheld, it will be voted to elect as directors the following nominees: Raymond C. Kubacki, Jr., Harry F. Connick, Walter S. Tomenson and Fred J. Weinert. In the event that any of the nominees becomes unavailable, then the proxy holders shall have the right: (i) to vote for such substitute, if any, as the present Board of Directors may designate; or (ii) to leave a vacancy on the Board.
BUSINESS EXPERIENCE OF NOMINEES AND
EXECUTIVE OFFICERS
     Following is a list of names, ages and positions with the Company of all nominees for election as directors and all executive officers of the Company.

Name	Age	Position
Raymond C. Kubacki, Jr.	63	Chairman of the Board, Chief Executive Officer, President, Director and Nominee

Harry F. Connick	82	Director and Nominee, Member of Audit, Nominating and Compensation Committees

Walter S. Tomenson	61	Director and Nominee, Member of Audit, Nominating and Compensation Committees

Fred J. Weinert	60	Director and Nominee, Member of Audit, Nominating and Compensation Committees

William R. Thistle	58	Senior Vice President, General Counsel

Michael I. Schaffer, Ph.D.	63	Vice President, Laboratory Operations

Jennifer Chmieleski	35	Vice President, Controller

     All directors hold office until the next Annual Meeting of Stockholders or until their successors are elected. Officers serve at the discretion of the Board of Directors.
     Mr. Kubacki has been the Company’s President and Chief Executive Officer since 1991. He has also served as Chairman of the Board since 2003. He is a Director of Protection One, Inc. He is also a trustee of the Center for Excellence in Education based in Washington, DC. Mr. Kubacki has been a director of the Company since 1991.
     Mr. Connick served as District Attorney for Orleans Parish (New Orleans, LA) from 1974 to 2003. In 2002, Mr. Connick received from Drug Czar John P. Walters the Director’s Award for Distinguished Service in recognition of exemplary accomplishment and distinguished service in the fight against illegal drugs. Mr. Connick has been a director of the Company since 2003.
     Mr. Tomenson is a Senior Advisor to Integro Ltd. From 1998 until 2004 he served as Managing Director and Chairman of Client Development of Marsh, Inc. From 1993 to 1998, he was Chairman of FINPRO, the financial services division of Marsh, Inc. He is a director of the Trinity College School Fund, Inc. He also serves on the Executive Council of the Inner-City Scholarship Fund. Mr. Tomenson has been a director of the Company since 1999.
     Mr. Weinert is an entrepreneur whose current business activities are concentrated in real estate development, theatre and film development. He is the Chairman and Chief Executive Officer of Bella Media, Inc. He is also the Chief Executive Officer of Barrington Services Group, Inc., Bella Cinema LLC, and San Telmo, Inc. He has served on the Business Advisory Council for the University of Dayton for over 20 years. Mr. Weinert has been a director of the Company since 1991.
     Mr. Thistle has been a Senior Vice President of the Company since 2001 and General Counsel of the Company since 1995. He was a Vice President of the Company from 1995 to 2001. From 1993 to 1995, he served as Associate General Counsel for MGM Grand in Las Vegas. Mr. Thistle is a board member of the Drug and Alcohol Testing Industry Association.
     Dr. Schaffer has served as Vice President of Laboratory Operations since 1999. From 1990 to 1999, he served as Director of Toxicology, Technical Manager and Responsible Person for the Leesburg, Florida laboratory of SmithKline Beecham Clinical Laboratories. From 1990 to 1999, he was also a member of the Board of Directors of the American Board of Forensic Toxicologists. Dr. Schaffer has been an inspector for the Substance Abuse and Mental Health Services Administration’s National Laboratory Certification Program since 1989.
     Ms. Chmieleski joined Company as Vice President and Controller in October 2007. Prior to joining the Company, she served as Controller and Assistant Controller of Edgewater Technology, Inc. from 1999 to 2007.
CORPORATE GOVERNANCE
General
     The Company believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders. The Board of Directors of the Company has responsibility for establishing broad corporate policies and reviewing the overall performance of the Company. The Company’s officers are responsible for day-to-day operations. The Board’s primary responsibility is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its stockholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular reports and presentations at Board and committee meetings.

     The Board of Directors has delegated certain of its oversight responsibilities to three separate subcommittees: an Audit Committee, a Compensation Committee and a Nominating Committee, each of which is comprised solely of independent directors (see “Independence” below). The Audit Committee operates under an Audit Committee charter and the Nominating Committee operates under a Nominating Committee charter, each of which has been approved by the Board of Directors of the Company and is posted on the Company’s web site at psychemedics.com. Each committee must review the appropriateness of its charter and perform a self-evaluation at least annually. Mr. Kubacki is the only director who is also an employee of the Company. He does not participate in any meeting at which his compensation is evaluated. All members of all committees are non-employee directors.
     The Company has in place a comprehensive Code of Ethics and Conduct. You may obtain a copy of the Company’s Code of Ethics and Conduct by writing to the Company at Investor Relations, Psychemedics Corporation, 125 Nagog Park, Acton, Massachusetts 01720.
Independence
     Under the rules of the American Stock Exchange, a majority of the directors and all of the members of the Audit Committee must qualify as independent directors. The Board of Directors of the Company conducts an annual review of the independence of the members of the Board and its committees. Three of our four directors are nonemployee directors (all except Mr. Kubacki). Although the Board has not adopted categorical standards of materiality for independence purposes (other than those set forth in the American Stock Exchange listing standards), information provided by the directors and the Company did not indicate any relationships (e.g., commercial, industrial, banking, consulting, legal, accounting, charitable, or familial), which would impair the independence of any of the nonemployee directors.
Certain Relationships and Related Transactions
     The Board of Directors has a adopted a policy whereby the Company’s Audit Committee is responsible for reviewing any proposed related party transaction. The types of transactions covered by the policy include payments for products or services to or indebtedness to or from, related parties, as defined in Item 404(b) of Regulation S-K under the federal securities laws. The Audit Committee has determined that there were no related party transactions with any related party in fiscal 2007 that would require disclosure under Item 404(a) of Regulation S-K.
Board of Directors Meetings and Committees
     The Board of Directors met eight times in fiscal year 2007 (including teleconference meetings). In addition, the directors acted by unanimous written consent in lieu of meetings on eight occasions during 2007. During fiscal year 2007, each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the committees of which such director was a member.
     The Company encourages all incumbent directors, as well as all nominees for election as director, to attend the Annual Meeting of Stockholders. All of the Company’s directors attended the Company’s Annual Meeting in May, 2007.
     Audit Committee
     The Audit Committee, whose members are Messrs. Connick, Tomenson and Weinert, reviews the appropriateness, quality and acceptability of the Company’s accounting policies and the integrity of financial statements reported to the public, and compliance with legal and regulatory requirements. The Board has determined that each member of the Audit Committee satisfies the requirements of the American Stock Exchange regarding competency in financial matters. In addition, the Board of Directors has determined that Mr. Weinert, the Chairman of the Audit Committee, qualifies as an “Audit Committee Financial Expert” as defined by the Securities and Exchange Commission rules. None of Messrs.

Connick, Tomenson or Weinert serves on the audit committees of any other public company. The responsibilities of the Audit Committee and its activities during fiscal year 2007 are described in the Report of the Audit Committee set forth below in this proxy statement.
     Compensation Committee
     The Compensation Committee, whose members are Messrs. Connick, Tomenson and Weinert, held two meetings during 2007. The Compensation Committee does not have a charter. The responsibilities of the Compensation Committee and its activities during fiscal year 2007 are described below under the caption “Compensation Discussion and Analysis”.
     Compensation Committee Interlocks and Insider Participation
     None of Messrs. Connick, Tomenson or Weinert has ever been an officer or employee of the Company or any subsidiary of the Company and no executive officer of the Company serves on the board of directors of any company at which any of the Compensation Committee members is employed.
     Nominating Committee
     The Nominating Committee, whose members are Messrs. Connick, Tomenson and Weinert, held one meeting during 2007. The Nominating Committee is charged with identifying and screening candidates, consistent with criteria approved by the Board of Directors, and making recommendations to the Board of Directors as to persons to be nominated by the Board of Directors for election thereto by the stockholders or to be chosen by the Board of Directors to fill newly created directorships or vacancies on the Board of Directors. The Board of Directors has determined that each of the members of the Nominating Committee is independent as defined in the American Stock Exchange’s listing standards.
     The Nominating Committee identifies Board candidates through numerous sources, including recommendations from Directors, executive officers and stockholders of the Company. The Nominating Committee evaluates identified Board candidates based on the criteria established by and periodically reviewed by the Nominating Committee. The Nominating Committee seeks to identify those individuals most qualified to serve as Board members and will consider many factors with regard to each candidate, including judgment, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be desirable as a member of any committees of the Board, and the candidate’s willingness to devote the time and effort required for Board responsibilities. Selected candidates are interviewed by members of the Nominating Committee and certain other Board members. Based on the foregoing, the Nominating Committee makes recommendations to the Board with respect to director nominees.
     The Company’s stockholders may recommend individuals to the Nominating Committee for consideration as potential director candidates at the Company’s 2009 Annual Meeting by submitting their names and appropriate background and biographical information to the Company’s Nominating Committee, Psychemedics Corporation, 125 Nagog Park, Acton, Massachusetts 01720 not later than December 3, 2008. Assuming that the appropriate information has been timely provided, the Nominating Committee will consider these candidates substantially in the same manner as it considers other Board candidates it identifies.
Stockholder Communications
     Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the Board or individual directors, as applicable, hear the views of stockholders and that appropriate responses are provided to stockholders in a timely manner. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Secretary of the Company, Psychemedics Corporation, 125 Nagog Park, Acton, Massachusetts 01720, with a request to forward the same to the intended recipient.

Report of the Audit Committee
     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee oversees the financial reporting process on behalf of the Board of Directors, reviews financial disclosures, and meets privately, outside the presence of management, with the independent auditors to discuss internal accounting control policies and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviews the audited financial statements in the Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to the Board of Directors. The Audit Committee also selects and appoints the independent auditors, reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit, and pre-approves the independent auditors’ services. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which can be viewed on the Company’s website under “Corporate Governance”.
     The Audit Committee is composed of three non-employee directors, Messrs. Connick, Tomenson and Weinert, each of whom is an “independent director” under the rules of the American Stock Exchange governing the qualifications of the members of audit committees. The Audit Committee held five meetings during 2007. Mr. Weinert qualifies as an “Audit Committee Financial Expert” under the rules of the Securities and Exchange Commission. In addition, the Board of Directors has determined that each member of the Audit Committee meets the minimum standards regarding competency in financial matters required under the rules of the American Stock Exchange. None of Messrs. Connick, Tomenson and Weinert serves on the audit committee of any other public company.
     The Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the Audit Committee has discussed with the independent auditors (i) the matters required to be discussed under Codification of Statements on Auditing Standards, AU§380, and (ii) the auditors’ independence from the Company and its management, including the matters in the written disclosures we received from the auditors as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. The Audit Committee considered and determined that the provision of non-audit services by BDO Seidman, LLP was compatible with maintaining auditor independence.
     Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2007.
     Members of the Audit Committee:
Harry F. Connick
Walter S. Tomenson
Fred J. Weinert

Fees Paid to the Independent Registered Public Accounting Firm
     The following table presents fees paid to BDO Seidman, LLP for services rendered during fiscal years 2007 and 2006.

	Fiscal Year	Fiscal Year
	2007	2006
Audit Fees (1)	$142,500	$131,500
Audit-Related Fees (2)	11,000	11,000
Tax Fees (3)	26,500	25,000
All Other Fees (4)	0	0

Total	$180,000	$167,500

(1)	Audit Fees — Fees for professional services rendered to the Company (or estimates of fees for services to be rendered ) in connection with auditing the Company’s annual financial statements and reviewing the interim financial information included in the Company’s Quarterly Reports on Form 10-Q, and consents and assistance with the review of documents filed with the Securities and Exchange Commission.

(2)	Audit-Related Fees — Fees billed to the Company for services related to the audit of the Company’s financial statements, that are not reported under Audit Fees, which include audit work performed on certain of the Company’s benefit plans.

(3)	Tax Fees — Fees billed to the Company related to tax compliance and consultation.

(4)	All other Fees — Fees billed to the Company for other permissible services that do not fit within the aforementioned categories.
Audit Committee Pre-Approval Policy of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
     The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one or more of its members when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided, in accordance with this pre-approval policy, and the fees for the services performed to date.
Director Compensation
     Mr. Kubacki receives no additional compensation for serving on the Company’s Board of Directors. Each of the Company’s outside (non-employee) directors receives cash compensation of $35,000. In addition, Mr. Weinert, the Chairman of the Audit Committee, receives additional cash compensation of $10,000.
     On May 10, 2007, Messrs. Connick, Tomenson and Weinert, who constituted the Company’s outside directors, were each issued 2,000 stock unit awards, each such stock unit award representing the right to receive one share of Common Stock of the Company. The stock unit awards were granted under the Company’s 2006 Equity Incentive Plan. Each such award vests with respect to 50% of the shares covered thereby on April 30, 2008 and with respect to the balance of the shares on April 30, 2009, in each case, so long as the recipient remains in continuous service as a member of the Board of Directors of the Company through each such vesting date. Any unvested stock unit awards terminate upon the cessation of a recipient’s service as a member of the Board of Directors, subject to partial vesting in the case of termination on account of death or permanent disability. In the event of a change in control of the

Company (as defined in the restricted stock agreement evidencing the award) the stock unit awards become fully vested immediately prior to the effective date of such change in control.
     The following table shows, for the fiscal year ended December 31, 2007, the compensation paid by the Company or accrued for such year, to the Company’s non-employee directors. The compensation paid to Mr. Kubacki for his service as Chairman, Chief Executive Officer and President, is reported in the Summary Compensation Table under the caption “Executive Compensation” below.
Director Compensation For Fiscal Year Ended December 31, 2007

(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)
						Non-qualified
	Fees Earned				Non-Equity	Deferred
	or Paid in	Stock		Option	Incentive Plan	Compensation	All other
	Cash	Awards		Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)(1)		($)	($)	($)	($)	($)
Harry Connick	35,000	22,603	(2)	—	—	N/A	(3)	57,603

Walter Tomenson	35,000	22,603	(2)	—	—	N/A	(3)	57,603

Fred J. Weinert	45,000	22,603	(2)	—	—	N/A	(3)	67,603

(1)	The amounts in column (c) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R) of stock unit awards made in May, 2006 and May, 2007 under the Company’s 2006 Equity Incentive Plan. On May 11, 2006, each non-employee director was issued 1,300 stock unit awards. Each such award vested with respect to 50% of the shares covered thereby on April 30, 2007 and the balance of the shares will vest on April 30, 2008 so long as the recipient remains in continuous service as a member of the Board of Directors of the Company through such date. The grants of stock unit awards to the non-employee directors in 2007 is described above. Assumptions used in the calculation of these amounts are included in footnote 4 to the Company’s audited financial statements for the fiscal year ended December 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or around March 31, 2008.

(2)	The grant date fair value of the 1,300 awards to the named individual in 2006 was $26,710. The grant date fair value of the 2,000 awards to the named individual in 2007 was $36,820. The portions of the stock unit awards vested as of the record date for the 2008 Annual Meeting (or within 60 days of such record date) are reflected in the stock ownership table on page 17.

(3)	Any perquisites or other personal benefits received from the Company by the named director were less than the reporting thresholds established by the Securities and Exchange Commission ($10,000).
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview of Compensation Program
     The Compensation Committee of the Board has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Compensation Committee ensures that the total compensation paid to the executive officers is fair, reasonable and competitive.
     Throughout this proxy statement, the individual who served as the Company’s Chief Executive Officer during fiscal 2007, as well as the other individuals included in the Summary Compensation Table on page 13, are referred to as the “named executive officers”.

Compensation Philosophy and Objectives
     The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual performance goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance with the ultimate objective of improving stockholder value. The Compensation Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of similarly sized public companies. To that end, the Compensation Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation and that its executives’ performance should be rewarded as measured against established goals.
Role of Executive Officers in Compensation Decisions
     The Compensation Committee makes all compensation decisions for the Chief Executive Officer, but takes into account his recommendations when making compensation decisions with respect to the other executive officers.
     The Chief Executive Officer annually reviews the performance of each other executive officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.
Setting Executive Compensation
     Based on the foregoing objectives, the Compensation Committee has structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals.
     In making compensation decisions, the Compensation Committee compares each element of total compensation against what the Compensation Committee believes to be the average amount paid to similarly situated executives at publicly-traded and privately-held companies.
     A significant percentage of total compensation is allocated to incentives as a result of the philosophy mentioned above. The Compensation Committee determines the appropriate level and mix of incentive compensation. Income from such incentive compensation is realized as a result of the performance of the Company or the individual, depending on the type of award, compared to established goals. Historically, the Compensation Committee granted a significant portion of each executive officer’s total compensation in the form of stock options. More recently, reflecting in part the recent change in the accounting treatment of option grants, the Company began awarding a significant portion of its total compensation payable to executive officers in the form of cash bonus awards tied to achievement of performance goals and to the award of restricted stock units that would become vested over a period of time.
2007 Executive Compensation Components
     For the fiscal year ended December 31, 2007, the principal components of compensation for named executive officers were:
•	base salary

•	performance-based cash incentive compensation; and

•	long-term equity incentive compensation

               Base Salary
     The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility.
     During its review of base salaries for executives, the Compensation Committee primarily considers:
•	internal review of the executive’s compensation, both individually and relative to other executive officers; and

•	individual performance of the executive
     Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries of executive officers are based on the Compensation Committee’s assessment of the individual’s performance.
     Based on the application of the above described factors, in May, 2007, the Compensation Committee approved the following adjustments to annual base salary rates for the Company’s senior executives:
•	Raymond C. Kubacki — increase of 10% to $380,000

•	William Thistle — increase of 7% to $267,000

•	Michael Schaffer — increase of 7% to $220,000
     In September, 2007, DeMarche Associates, Inc., a leading investment research and financial consulting firm, recognized Mr. Kubacki as one of best chief executive officers in the nation, based on the amount of shareholder value generated per unit of compensation paid to him.
               Incentive Cash Bonus Compensation
     The Company provides its named executive officers with the opportunity to earn cash incentive bonuses. Bonuses are determined based on a combination of qualitative and quantitative, Company and individual measures, the details of which are established annually in the form of business objectives. The business objectives may vary for each executive based upon his or her responsibilities and may include financial and/or strategic measures. In 2007, the named executive officers’ bonuses were computed as follows: (i) up to up to five percent (5%) of base salary would be payable if the Company achieved a pre-determined revenue target; (ii) up to an additional five percent (5%) of base salary would be payable if a pre-determined level of earnings per share of the Company were achieved; (iii) up to an additional five percent (5%) of base salary would be payable if the threshold amounts in both (i) and (ii) above are achieved; and (iv) up to an additional ten percent (10%) of base salary would be payable based on achievement of individual written performance objectives for 2007, as determined by Mr. Kubacki (for named executive officers other than himself) and as determined by the Compensation Committee (with respect to achievement of the bonus award by Mr. Kubacki). The Compensation Committee retained sole discretion over all matters relating to the 2007 bonus payments, including, without limitation, the decision to pay any bonuses, the amount of each bonus, if any, the ability to increase or decrease any bonus payment and make changes to any financial and/or strategic measures. The same arrangement is in place for 2008, using performance objectives based on the Company’s 2008 budget. The actual bonus amounts awarded for 2007 reflected no payment attributable to the revenue or earnings per share components, but only the achievement of individual performance targets.

          Long-Term Equity Incentive Compensation
     It is the philosophy of the Company to provide executives with incentives to receive equity in the Company and, thus, align their financial interests with those of the Company’s shareholders. The Company’s 2006 Equity Incentive Plan provides long-term rewards and incentives to the Company’s named executive officers, as well as other participants. The 2006 Equity Incentive Plan permits the grant of options, restricted stock, stock bonus awards, and other stock-based awards that may be denominated or payable in, valued in whole or in part by reference to or otherwise based on the Common Stock, including, but not limited to performance units, stock appreciation rights, restricted stock units or dividend equivalents, each of which may be subject to certain vesting requirements or to the attainment of certain pre-established performance goals.
               Restricted Stock Awards.
     Beginning in 2006, the Company implemented a stock unit award program for the named executive officers under the 2006 Equity Incentive Plan. The stock unit awards (“Awards”) represent a right to receive shares of the Company’s Common Stock in varying amounts subject to satisfaction of certain time-based vesting requirements. The amount of stock unit awards granted to the named executive officers vary based upon their levels of responsibility.
     In May, 2007, the Compensation Committee granted Awards in the form of restricted stock units to each of its executive officers. Each of the units vests over the four-year period following the date of grant and is convertible into shares of Common Stock of the Company upon vesting. The number of units awarded to each of the named executive officers in 2007 and the value of such awards is set forth below in the Grants of Plan Based Awards Table on page 14. In addition, the value of the awards accrued as an expense on the Company’s financial statements for both the 2007 Awards and Awards granted to each such named executive officer in 2006 is reflected in the Summary Compensation Table on page 13.
               Stock Options.
     Certain named executive officers continue to hold stock options granted in prior years under the Company’s 2000 Stock Option Plan which was discontinued in connection with the adoption of the 2006 Equity Incentive Plan. The stock options allow the named executive officers, as well as other key employees, the right to acquire shares of Company stock at a price equal to the fair market value of the Company’s stock on the date of grant. The stock options are subject to various vesting periods ranging from zero to four years. No stock options were granted to the named executive officers in 2007.
          Retirement and Other Benefits
     The Company maintains a 401(k) profit sharing plan for the benefit of all employees who have satisfied minimum age and service requirements. Employees have the opportunity to contribute to the plan on a before tax basis, subject to limits prescribed under the Internal Revenue Code. The Company will match 50% of the first 6% of pay that is contributed to the plan, subject to limits prescribed for highly compensated employees. All employee contributions to the 401(k) plan are fully vested upon contribution. The Company’s matching contributions vest ratably over a five year period. The Company does not maintain any separate non-qualified retirement plans.
          Perquisites and Other Personal Benefits
     Any perquisites or other personal benefits that the Company offers to its executive officers are below the threshold limit ($10,000 per executive, per annum) for reporting under SEC rules.
     The Company has entered into Change of Control Severance Agreements with Messrs. Kubacki and Thistle. The Change of Control Severance Agreements are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for such executive officers is provided under the heading “Potential Payments Upon Termination or Change in Control” on page 15.

Tax and Accounting Implications
          Deductibility of Executive Compensation
     As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 per year to named executive officers except to the extent it constitutes performance-based compensation. The Company believes that all compensation paid to its executive officers is, or will be when paid, fully deductible for federal income tax purposes.
          Nonqualified Deferred Compensation
     On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. The Company believes it is operating in good faith compliance with the statutory provisions.
          Accounting for Stock-Based Compensation
     Beginning on January 1, 2006, the Company began accounting for stock-based payments including Awards under its Equity Incentive Plan in accordance with the requirements of FASB Statement 123(R).
Compensation Committee Report
     The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
Fred J. Weinert
Harry Connick
Walter Tomenson

Summary of Cash and Certain Other Compensation
     The following table shows, for the fiscal year ended December 31, 2007, the total compensation earned by the Company’s Chief Executive Officer, and the Company’s other executive officers (collectively the “named executive officers”).
Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
							Change in
							Pension
							Value and
							Nonquali-
						Non-	fied
						Equity	Deferred
						Incentive	Compen-
				Stock	Option	Plan	sation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compen-	Earnings	Compensa-
Position	Year	($)	($)(1)	($)(2)	($)(3)	sation	($)	tion ($)(4)	Total ($)
Raymond C. Kubacki, Jr.	2007	366,788	40,000	79,931	—	—	—	6,750	493,469
Chairman, CEO, & President	2006	333,668	69,000	26,642	—	—	—	6,600	435,910

William R. Thistle	2007	260,900	6,675	38,497	—	—	—	6,750	312,822
Senior Vice President and General Council	2006	243,728	50,000	13,320	—	—	—	6,600	313,648

Michael I. Schaffer Vice President	2007	214,558	16,500	24,273	—	—	—	6,750	262,081
Laboratory Operations	2006	199,423	41,000	7,993	—	—	—	4,644	253,060

(1)	The amounts in column (d) reflect cash bonus awards made to the executive officers based on achievement of certain financial and individual objectives, as described in more detail on page 10 under the heading “Incentive Cash Bonus Compensation”.

(2)	The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the indicated fiscal year, in accordance with FAS 123(R) of stock unit awards under the Company’s 2006 Equity Incentive Plan in 2006 and 2007. Assumptions used in the calculation of these amounts are included in footnote 4 to the Company’s audited financial statements for the fiscal year ended December 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or around March 31, 2008.

(3)	The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the indicated fiscal year, in accordance with FAS 123(R) of stock option awards. No stock options were granted to any of the named executive officers in either 2006 or 2007 and no grants of options from prior years to the named executive officers became vested in 2006 or 2007.

(4)	The amount shown in column (i) reflects for each named executive officer matching contributions allocated by the Company to each of the named executive officers pursuant to the Company’s 401(k) Plan (which is more fully described on page 11 under the heading “Retirement and Other Benefits”); the amount of perquisites attributable to each named executive officer did not exceed $10,000 in either 2006 or 2007.

Grants of Plan-Based Awards

All
Other
								Stock	All Other
		Estimated Future						Awards:	Option
		Payouts Under Non-			Estimated Future Payouts			Number	Awards:		Grant Date
		Equity Incentive Plan			Under Equity Incentive			of	Number of	Exercise or	Fair Value
		Awards			Plan Awards			Shares	Securities	Base Price	of Stock
		Thresh		Maxi-	Thresh-		Maxi-	of Stock	Underlying	of Option	and Option
		-old	Target	mum	old	Target	mum	or Units	Options	Awards	Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)(1)	(#)	($/Sh)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Raymond C. Kubacki, Jr.	5/10/2007	—	—	—	—	—	—	13,000	—	—	239,330

William R. Thistle	5/10/2007	—	—	—	—	—	—	6,000	—	—	110,460

Michael I. Schaffer	5/10/2007	—	—	—	—	—	—	4,000	—	—	73,640

(1)	The amounts in column (i) reflect the grant of Stock Unit Awards under the Company’s 2006 Equity Incentive Plan. The Units vest with respect to 25% of the shares covered thereby on the first anniversary date of the date of grant, and with respect to an additional 25% of the shares covered thereby on each of the three anniversary dates thereafter.
Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
			Equity
			Incentive					Equity	Equity
			Plan					Incentive	Incentive Plan
			Awards:					Plan Awards:	Awards:
	Number	Number of	Number of			Number	Market	Number of	Market or
	of	Securities	Securities			of Shares	Value of	Unearned	Payout Value
	Securities	Underlying	Underlying			or Units	Shares or	Shares, Units	of Unearned
	Underlying	Unexercised	Unexer-	Option		of Stock	Units of	or Other	Shares, Units
	Unexercised	Options	cised	Exer-		That	Stock That	Rights That	or Other Rights
	Options	(#)	Unearned	cise	Option	Have Not	Have Not	Have Not	That Have Not
	(#)	Unexercis-	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	able	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Raymond C. Kubacki, Jr.	77,300	—	—	$14.40	05/24/2015
	10,000	—	—	$11.85	05/13/2014	20,500	329,025	—	—
	8,751	—	—	$13.68	05/09/2012
	18,751	—	—	$18.00	05/06/2009
	17,500	—	—	$20.24	05/04/2008

William R. Thistle	40,600	—	—	$14.40	05/24/2015
	5,000	—	—	$11.85	05/13/2014	9,750	156,487	—	—
	12,500	—	—	$13.68	05/08/2012
	8,750	—	—	$19.76	05/11/2010
	7,500	—	—	$18.00	05/06/2009
	3,750	—	—	$20.24	05/04/2008

Michael I. Schaffer	16,600	—	—	$14.40	05/24/2015
	3,000	—	—	$11.85	05/13/2014	7,000	112,350	—	—
	2,500	—	—	$13.68	05/09/2012
	6,250	—	—	$19.76	05/11/2010
	2,500	—	—	$18.00	05/06/2009
	8,750	—	—	$17.36	04/21/2009

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number
	of		Number of Shares
	Shares Acquired	Value Realized	Acquired on	Value Realized on
	on Exercise	on Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Raymond C. Kubacki, Jr.	—	—	2,500	45,750

William R. Thistle	—	—	1,250	22,875

Michael I. Schaffer	—	—	750	13,725
     The Company does not have any non-qualified deferred compensation plans or other plans that provide for the deferral of compensation on a basis that is not tax-qualified.
Potential Payments Upon Termination or Change in Control
     The Company has entered into change-in-control severance agreements with Messrs. Kubacki and Thistle providing for severance benefits for a period of up to 12 months in the event of termination within 12 months following a change in control (as defined in the agreements). The agreements provide for severance benefits only if (1) the Company undergoes a change in control (as defined in the agreement) and (2) within 12 months thereafter either (a) the Company (or its successor) terminates the employee (other than termination for “cause”), or (b) the employee terminates his employment for “good reason” (as defined in his agreement). The agreements do not provide for severance benefits in the event of an employee’s death or disability, or in the event of his voluntary termination without good reason, or on account of termination for any reason if not preceded within 12 months by a change in control. The agreements provide that the employee shall not compete with the Company during the period in which he is entitled to receive severance payments. Except for such change-in-control severance agreements, none of the named executive officers has an employment agreement with the Company.
     On May 10, 2007, Messrs. Kubacki, Thistle and Schaffer entered into stock unit award agreements pursuant to which each such executive officer was issued the stock unit awards described above in the Grants of Plan-Based Awards table. On May 11, 2006, Messrs. Kubacki, Thistle and Schaffer also entered into stock unit award agreements pursuant to which each such executive officer was issued certain stock unit awards. Each of the foregoing stock unit award agreements provided that the vesting would accelerate upon a change in control.
     In the event the Company had incurred a change in control on December 31, 2007 and terminated the employment of Messrs. Kubacki, Thistle and Schaffer on such date, the amounts paid out to such named executive officers would have been as follows:

Payments and Benefits Upon Separation and/or Change in Control

(a)	(b)	(c)	(d)	(e)	(f)
				Acceleration
	Salary			Of
	and Bonus	Accrued	Health	Equity
	Continuation	Vacation	Benefits	Awards	Total
Name	($)(1)	($)(2)	($)(3)	($)(4)	($)
Raymond C. Kubacki, Jr. 12 month Change in Control Termination Payments (5)	405,000	36,538	21,544	329,025	792,107

6 month Change in Control Termination Payments (change of location only) (5)	202,500	36,538	10,772	329,025	578,835

William R. Thistle 12 month Change in Control Termination Payments (6)	266,221	25,673	21,544	156,487	469,925

Michael I. Schaffer (7)	—	16,923	—	112,350	129,273

(1)	The amounts in column (b) reflect the total amount of Base Salary and Bonus compensation that would continue to be paid to the Executive during the indicated period following a termination in connection with a change-in-control. Such amounts are calculated based on the actual base salary and bonus compensation earned or paid during the prior 6 or 12 month period preceding such termination.

(2)	Accrued vacation is payable upon separation of service whether or not in connection with a change in control.

(3)	The amounts in column (d) represent the amount payable by the Corporation during the applicable period for continuation of health benefits.

(4)	The amounts in column (e) reflect the acceleration of the vesting under stock unit awards granted under the Company’s 2006 Equity Incentive Plan triggered by a change in control, as provided in each executive officer’s respective stock unit award agreement with the Company. The valuation is determined by multiplying the number of stock unit awards that would have become vested on December 31, 2007 pursuant to such acceleration provision, times the closing price of the Company stock on such date ($16.05 per share).

(5)	Mr. Kubacki’s arrangement provides for 12 months of salary and bonus continuation in the event of a termination by the Company without cause (as defined in his agreement) or a termination by him for good reason (as defined in his agreement) in either case, within a 12 month period following a change in control of the Company (as such term is defined in the agreement), provided, however, that in the event of termination by Mr. Kubacki for good reason solely on account of a change in his required place of employment, following a change in control, then in lieu of 12 months of salary and bonus compensation, his benefits would be limited to 6 months of salary and bonus compensation.

(6)	Mr. Thistle’s arrangement provides for 12 months of salary and bonus continuation in the event of a termination by the Company without cause (as defined in his agreement) or a termination by him for good reason (as defined in his agreement) in either case, within a 12 month period following a change in control of the Company (as such term is defined in the agreement).

(7)	Mr. Schaffer did not enter into a change in control severance agreement with the Company. The benefits reflected in the table are derived solely from his grant of stock unit awards under the Company’s 2006 Equity Incentive Plan and normal accrued vacation.

PRINCIPAL STOCKHOLDERS AND
STOCKHOLDINGS OF MANAGEMENT
     The following table shows, as of March 17, 2008, the number of shares beneficially owned (i) by those stockholders who are known to the Company to own beneficially more than five percent of the outstanding Common Stock of the Company, (including their addresses) (ii) by each director and nominee for director of the Company, (iii) by each named executive officer, and (iv) by all directors and executive officers as a group.

	Amount and Nature of		Percentage
Name	Beneficial Ownership(1)		Owned(2)
H. Wayne Huizenga	589,135	(3)	11.3%
450 E. Las Olas Blvd. Suite 1500 Fort Lauderdale, FL 33301

Lord, Abbott & Co, LLC	398,900	(4)	7.7%
90 Hudson St. Jersey City, NJ 07302

Cortina Asset Management, LLC	395,924	(5)	7.6%
330 East Kilbourn Avenue Suite 850 Milwaukee, WI 53202

Michael Murphy	342,650	(6)	6.6%
Douglas Donohue Discovery Group I, LLC 191 N. Wacker Dr. Chicago, IL 60606

James H. Simons	270,000	(7)	5.2%
Renaissance Technologies LLC 800 Third Avenue New York, NY 10022

Raymond C. Kubacki, Jr.	205,022	(8)(9)	3.8%

Fred J. Weinert	161,034	(8)(9)(10)	3.1%

William R. Thistle	81,704	(8)(9)	1.5%

Walter S. Tomenson	44,838	(8)(9)	*

Michael I. Schaffer	41,862	(8)(9)	*

Harry F. Connick	19,038	(8)(9)	*

All Executive Officers and	553,498	(11)	9.9%
Directors as a group (7 persons)

*	denotes ownership of less than 1%

(1)	Shares are considered beneficially owned, for the purpose of this table only, if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security, or if the person has the right to acquire beneficial ownership within sixty (60) days, unless otherwise indicated in these footnotes.

(2)	Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or pursuant to the vesting of stock unit awards are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but with respect to options and stock unit awards, are not deemed outstanding for the purpose of computing the percentage ownership of any other person shown in this table.

(3)	Includes: (i) 395,866 shares held by a limited partnership controlled by said individual and (ii) 2,035 shares owned by said individual’s spouse.

(4)	Based on the statement on Schedule 13G dated February 14, 2008, Lord, Abbott, & Co, LLC, a registered investment adviser, has sole voting power over 233,800 shares of Common Stock and sole dispositive power over 398,900 shares of Common Stock.

(5)	Based on the statement on Schedule 13G/A dated January 25, 2008, Cortina Asset Management, LLC, a registered investment adviser, has sole voting power over 385,526 shares of Common Stock and sole dispositive power over 395,924 shares of Common Stock.

(6)	Based on the statement on Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2008, Discovery Equity Partners, L.P., has sole shared voting and dispositive power over 291,545 shares of Common Stock, and each of Discovery Group I, LLC, Douglas Donoghue and Michael R. Murphy has shared voting and dispositive power over 342,650 shares of Common Stock.

(7)	Based on the statement on Schedule 13G dated February 13, 2008, each of Renaissance Technologies, LLC, a registered investment adviser, and James H. Simons has sole voting and dispositive power over 270,000 shares of Common Stock.

(8)	Includes the following number of shares of Common Stock which the individual had a right to acquire within 60 days pursuant to the exercise of options: Mr. Kubacki – 132,302; Mr. Weinert – 45,350; Mr. Thistle – 78,100; Mr. Tomenson – 42,538; Dr. Schaffer – 49,600; and Mr. Connick – 16,738.

(9)	Includes the following number of shares of Common Stock which the individual had the right to receive within 60 days pursuant to the vesting of stock unit awards: Mr. Kubacki – 5,750; Mr. Weinert – 1,650; Mr. Thistle – 2,750; Mr. Tomenson – 1,650; Dr. Schaffer – 1,750; and Mr. Connick – 1,650.

(10)	Includes 89,832 shares held by Mr. Weinert as trustee under the Fred J. Weinert, Jr. Revocable Insurance Trust u/t/a dated May 17, 1982.

(11)	Includes 354,628 shares which the executive officers and directors had the right to acquire within 60 days pursuant to the exercise of options, and 15,200 shares which were issuable to the executive officers and directors within 60 days pursuant to the vesting of stock unit awards.
Section 16(a) Beneficial Ownership Reporting Compliance
     Based solely on its review of copies of reports filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or written representations from persons required to file such reports (“Reporting Persons”), except as described below, the Company believes that all such filings required to be made by such Reporting Persons with respect to fiscal year 2007 were timely made in accordance with the requirements of the Exchange Act.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Company’s Audit Committee has approved BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal year 2008. Notwithstanding such approval, the Audit Committee in its discretion may direct the appointment of a different firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of BDO Seidman, LLP will be available at the Annual Meeting to respond to questions.

STOCKHOLDER PROPOSALS
     Proposals of stockholders intended to be presented at the 2009 Annual Meeting of Stockholders must comply with Rule 14a-8 of the Securities and Exchange Commission issued under the Securities Exchange Act of 1934, and must be received at the principal executive offices of the Company not later than December 3, 2008.
OTHER MATTERS
     The Board of Directors knows of no other matters which may come before the Annual Meeting. However, if any matter not now known is presented at the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote said proxy in accordance with their judgment on such matter.
     The Company will bear the cost of solicitation of proxies. Solicitations of proxies by mail may be followed by telephone or other personal solicitation of certain stockholders by officers or other employees of the Company.

By order of the Board of Directors,

EDWARD S. BREWER, JR.,
Secretary
April 3, 2008

PSYCHEMEDICS
CORPORATION
[CARD]
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☑

Annual Meeting Proxy Card

(A)	Election of Directors

The Board of Directors recommends a vote FOR all the nominees listed.

(01) Raymond C. Kubacki, Jr. (02) Harry F. Connick (03) Walter S. Tomenson, Jr. (04) Fred J. Weinert

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees

☐ For all EXCEPT – To withhold a vote with respect to one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

(01) ☐ (02) ☐ (03) ☐ (04) ☐

(B)	Non-Voting Items

Change of Address – Please print your new address below.

Comments- Please print your comments below.

(C)	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date:	Signature 1:	Signature 2:

Dear Stockholder:
Please take note of the important information enclosed with this Proxy Ballot.
Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on the proxy card to indicate how your shares will be voted.
Then sign the card and return your proxy in the enclosed postage paid envelope.
Your vote must be received prior to the Annual Meeting of Stockholders, May 15, 2008.
Thank you in advance for your prompt consideration of these matters.
Sincerely,
Psychemedics Corporation

Proxy — Psychemedics Corporation

PROXY FOR 2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2008
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoints Raymond C. Kubacki, Jr. attorney of the undersigned (with full power of substitution), to vote for and in the name of the undersigned, at the 2008 Annual Meeting of Stockholders of Psychemedics Corporation (the “Company”) to be held on Thursday, May 15, 2008 at 3:00 p.m. at the Seaport Hotel, 200 Seaport Boulevard, Boston, MA 02210 and any adjournments thereof, according to the number of shares and as fully as the undersigned would be entitled to vote if personally present.
Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in the Company’s Proxy Statement dated April 3, 2008 and on such other matters as may properly come before the meeting.
This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the nominees listed on proposal A set forth on the reverse side.
PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.